Exhibit 99.2 Q4 2023 Investor Presentation NASDAQ: FMNB

Disclosure Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National Banc Corp. (“Farmers”). Forward-looking statements are not historical facts but instead express only management’s current expectations and forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition may differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements include significant changes in near-term local, regional, and U.S. economic conditions including those resulting from continued high rates of inflation, tightening monetary policy of the Board of Governors of the Federal Reserve, and possibility of a recession; Farmers’ failure to integrate Emclaire and Emlenton with Farmers in accordance with expectations; deviations from performance expectations related to Emclaire and Emlenton; continuing impacts from the length and extent of the economic impacts of the COVID-19 pandemic; and the other factors contained in Farmers’ periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022, and Quarterly Report on Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on Farmers’ website (www.farmersbankgroup.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Core Deposits” and “Tangible Common Equity ratio.” Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of Farmers’ deposit profile and capital. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of “Core Deposits” and “Tangible Common Equity ratio,” this presentation may not be comparable to other similarly titled measures as calculated by other companies. 2

About Farmers National Banc Corp. • $5.1 billion in banking assets • $3.5 billion in wealth management assets under care • $0.68 (5.0%) annualized dividend yield* • Named a Best Employer in Ohio the past 2 years** • Founded in 1887 • 164 consecutive quarters of profitability • Strong and diverse franchise currently operating • 64 banking locations throughout Ohio and Pennsylvania • Growth plan focused on combining big bank capabilities with local bank service *Stock data as of January 19, 2024 3 **Source: Best Companies Group

Local, Established & Experienced Leadership Team

Kevin Helmick (51) President & Chief Executive Officer	**Troy Adair (57)** Senior Executive Vice President, Chief Financial Officer	**Amber Wallace (57)** Senior Executive Vice President, Chief Retail/Marketing Officer	**Michael Matuszak (55)** Senior Executive Vice President, Chief Operating Officer	**Timothy Shaffer (62)** Senior Executive Vice President, Chief Credit Officer
Mark Wenick (63) Senior Executive Vice President, Chief Wealth Management Officer	**Brian Jackson (53)** Executive Vice President, Chief Information Officer	**Michael Oberhaus (47)** Executive Vice President, Chief Risk Officer	**Mark Nicastro (53)** Executive Vice President, Chief Human Resources Officer	**William Shivers (62)** Senior Vice President, Chief Commercial Lending Officer

Training

- Farmers Academy
- In-house leadership/management training program
- Ohio Bankers League Bank Management School

Talent Acquisition

- Comprehensive recruitment program
- High percentage of referrals come from our employees
- Retention of key executives
  - Current executive team has been with the bank for over nine years

Robust Succession Planning

- Annual review
- Multi-layered approach focused on core competencies of position
  - Linked to annual performance appraisal and development plan
- Executive succession planning reviewed at holding company board level

Alignment with Shareholders

- Structure of STI and LTI programs encourages sound business practices and appropriate levels of risk management
- Recognition as Best Employer in Ohio in 2019, 2020, 2022 as voted by our employees*
- Key metrics of success reflected in consistent results

* Source: Best Companies Group

FARMERS NATIONAL BANC CORP. | 4

Farmers Strategic Vision Leveraging our History with Modern Banking Technologies to Support our Future Invest in our Franchise Drive Financial Excellence • Leverage technology• Strive for performance metrics in top quartile ranking vs. peer group • Drive efficiencies through Six Sigma operating framework• Focus on growing noninterest income • Strive to be customer centric and provide exceptional experiences • Proactive capital management • Assure Farmers is the best place to work • Maintain financial strength • Continued pursuit of organic and M&A opportunities • Prudent risk management and focus on asset quality 5

Proven Acquisition History and Strategy Long-term strategy of value-enhancing acquisitions $6,000 Emclaire Seven acquisitions in the Financial (2023) past eight years $5,000 Cortland Bancorp (2021) Target franchises with similar culture, compelling reputation, and strong $4,000 Maple Leaf customer base (2020) Bowers Insurance (2016) $3,000 Focus on businesses that support cross Farmers National sell opportunities and diversify footprint Trust Bancshares Company (2015) into compelling banking markets Private Client (2009) Services $2,000 (2012) Farmers Monitor National Bancorp Insurance (2017) Manageable initial tangible book value (2008) dilution st $1,000 Tri-state 1 Banc National (2015) Associates (2013) $- Reasonable price with a currency mix of 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 cash and stock Assets Wealth Management Assets • Graph in millions 6 • As of December 31, 2023

Financial Performance NASDAQ: FMNB

Balance Sheet Strengths (1) 12/31/23 12/31/22 Improved Customer Deposits** $4.2 billion* $3.4 billion ✓ Cash Balances $103.7 million $75.6 million ✓ (1) Loan-to-Deposit Ratio 76.6% 67.5% ✓ Nonperforming Loans to Total Loans 0.47% 0.62% ✓ Allowance to Nonperforming Loans 228.6% 182.3% ✓ *This figure includes $875.8 million in deposits from Emclaire acquisition. **Excludes Brokered Time Deposits. 7

Core Results Overview Core Net Income $62,316 $63,994 $61,798 $65,000 • Core EPS remains strong through challenging environments $55,000 • Robust fee businesses provide stability $44,461 $45,000 $35,927 $35,000 $25,000 $15,000 $5,000 2019 2020 2021 2022 2023 Core EPS Core Return on Assets 1.83% $2.50 $2.13 1.55% 1.54% 1.51% $1.89 $2.00 $1.65 1.23% $1.57 $1.50 $1.29 $1.00 $0.50 $0.00 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 8 Core items exclude the impact of acquisition related provision and other items. See Non-GAAP reconciliation in appendix.

Loan Portfolio Overview Overview Rate Type Segments • Total loans $3.2 billion Variable, 14% • Diverse loan mix • Farmers’ practice is to lend primarily within its market area Fixed, 53% Adjustable, 33% Total Loans (in millions) Net Loans to Assets $3,500.00 73.4% 66.9% $3,000.00 63.0% 58.3% $2,500.00 55.6% $2,000.00 $1,500.00 $1,000.00 $500.00 $0.00 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 CRE C&I Agricultural Residential Mortgage Consumer 9

CRE Overview CRE Breakdown Construction, 5% • Well diversified portfolio Multifamily, Owner • Strong credit culture 12% Occupied, 30% • Independent loan review Non-owner Occupied, 53% CRE Categories Loans by Industry Type 8% 11% Category Balance % of CRE % of Port Retail $ 354,953 27% 11% Commercial Real Estate 42% Office $ 175,020 13% 5% Residential Real Estate Medical $ 154,890 12% 5% Consumer 13% Warehouse/Industrial $ 166,291 12% 5% Commercial & Industrial Multifamily $ 153,410 11% 5% Agricultural Special Purpose $ 9 9,152 7% 3% Hotel $ 49,695 4% 2% 26% Restaurant $ 56,460 4% 2% Multifamily - Construction $ 2 7,860 2% 1% Remainder $ 9 6,869 7% 3% Total $ 1 ,334,600 10

Asset Quality Trends Overview Annualized Net Charge-Offs to Avg. Net Loans • Early-stage delinquencies were $16.7 million, or 0.52% of total 0.11% loans at December 31, 2023, compared to $9.6 million, or 0.40% of 0.09% total loans at December 31, 2022 0.07% 0.07% • Conservative underwriting practices • Sound reserve levels under CECL 0.04% 2019 2020 2021 2022 2023 NPLs/Total Loans & Leases ($ in thousands) ACL to Total Loans 1.26% $20,000 0.80% 1.12% 1.08% 1.07% 0.70% $15,000 0.60% 0.80% 0.50% $10,000 0.40% 0.30% $5,000 0.20% 0.10% $- 0.00% 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 NPLs NPLs / Total Loans 11

Securities Portfolio Overview CMOs, 5.7% Mortgage Corporates, 1.6% • All of the Investment securities portfolio is categorized as U.S. Government, 9.8% Backed available for sale Securities • All MBS and CMOs are U.S. government agency issued 40.1% • All municipal securities are investment grade, majority with credit enhancements • The duration of the available for sale securities portfolio is 6.9 year at December 31, 2023 • Assuming no changes to interest rates, the AOCI is expected to have accretion of approximately $20.6 million, or 9.5% over the next four quarters • Over the next three years, the AOCI is expected to have accretion of approximately $40.0 million, or 18.4%, assuming no changes to interest rates Municipals, 42.8% 12

Deposit Trends Customer Deposit Composition (in millions) Overview • We are proud to say our bank is built on core deposits $4,500 • Total deposits: $4.2 billion $4,000 • Noninterest-bearing stood at 24.6% of total deposits $3,500 $3,000 $2,500 Customer Deposit Composition (in millions) $2,000 $4,000 $1,500 $3,151 $3,000 $2,527 $1,000 $2,000 $500 $897 $1,026 $1,000 $0 $- 2019 2020 2021 2022 2023 31-Dec-22 31-Dec-23 Noninterest-Bearing Interest-Bearing Demand Money Market Savings Time Deposits Noninterest-bearing Interest-bearing 13

Liquidity Farmers National Banc Corp. has the following sources of liquidity at the holding company as of December 31, 2023: • $57.1 million of cash and equivalents • $5.0 million in unsecured lines of credit with a zero balance Farmers National Bank has the following sources of liquidity as of December 31, 2023: • $102.5 million of cash and equivalents • $819.5 million of additional borrowing capacity at the FHLB • $25.0 million of unsecured lines of credit with a zero balance • $214.3 million of available for sale securities that are not pledged • Brokered CDs • Securities roll-off of approximately $73.5 million in next 12 months 14

Net Interest Income and NIM Trends Overview Net Interest Income (in thousands) $160,000 • Focused on growing loans to manage net interest margin $140,000 • Managing cost of funds and deposit betas through rising rate $120,000 environment $100,000 $80,000 $60,000 $40,000 $20,000 2019 2020 2021 2022 2023 Net Interest Margin (annualized) Loans to Deposits 100.00% 3.82% 3.70% 3.45% 80.00% 3.18% 2.91% 60.00% 40.00% 20.00% 0.00% 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 15

Noninterest Income Trends Overview Total Noninterest Income* (in thousands) $50,000 • Robust Trust, Wealth Management and Insurance businesses $40,000 • Diverse revenue sources • Working to increase noninterest income to total revenue $30,000 $20,000 $10,000 $- 2019 2020 2021 2022 2023 Noninterest Income to Total Revenue* Components of Noninterest Income* (in thousands) $40,000 27.3% 26.1% 25.4% $35,000 22.9% 22.4% $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $- 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 Wealth Mortgage Banking Svc Chgs/Debit Fees Other 16 *Noninterest income in 2022 excludes $8.4 million in income related to the proceeds of a one-time legal settlement. In 2023, it excludes $915,000 related to the gain recognized on the sale of commercial loans. See Non-GAAP reconciliation in appendix.

Noninterest Expense Trends 1) (1) Overview Noninterest Expense to Average Assets • Overall focus on driving efficiencies 2.71% 2.43% • The Company has a number of process improvement projects 2.05% 2.07% 1.98% underway. • Track record of prudent expense management 2019 2020 2021 2022 2023 (2) (1) Noninterest Expense (in thousands) Efficiency Ratio $120,000 56.3% 55.4% 49.4% 49.0% $100,000 46.3% $80,000 $60,000 $40,000 $20,000 $- 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 (1) Ratios adjusted for certain items. See Non-GAAP reconciliation in appendix. 17 (2) All periods adjusted for certain items. See Non-GAAP reconciliation in appendix.

Capital Overview Tangible Equity to Tangible Assets • All regulatory capital ratios above well-capitalized threshold 10.31% 9.30% 9.44% • Announced 1,000,000 share repurchase program in Q1 2023 8.95% 7.57% • Strong dividend payout 10.67% 9.94% 9.15% 4.38% 4.79% 2019 2020 2021 2022 2023 Tangible Equity to Tangible Assets Tangible Equity less AOCI to Tangible Assets Less Unrealized Gains (Losses) Total Risk Based Capital Tier 1 Leverage Ratio 10.69% 17.79% 17.60% 10.12% 9.84% 9.77% 14.72% 14.08% 13.82% 8.02% 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 * Estimate 18

Appendix – Non GAAP Reconciliations 2019 2020 2021 2022 2023 Net income $ 35,760 $ 41,876 $ 51,844 $ 60,597 $ 4 9,932 Acquisition related costs - after tax 187 2,585 5,731 3,290 4 ,395 Acquisition related provision - after tax - - 3,846 - 6 ,077 Employee severance - - - - 798 Law suit settlement income - after tax 399 - - (6,616) - Law suit settlement contingent legal expense - after tax - - - 1,639 620 Charitable donation - after tax - - - 4,740 - FHLB prepayment penalties - after tax - 666 1,682 - - Net loss (gain) on asset/security sales - after tax (20) 404 (598) 344 (723) Gain on sale of credit card portfolio - after tax - - (189) - 698 Core net income $ 36,326 $ 45,531 $ 62,316 $ 63,994 $ 61,797 Reported EPS $ 1.28 $ 1.47 $ 1.77 $ 1.79 $ 1 .33 Core diluted EPS $ 1.29 $ 1.60 $ 2.13 $ 1.89 $ 1.65 Reported return on average assets (annualized) 1.50% 1.46% 1.52% 1.46% 0.99% Core return on average assets (annualized) 1.51% 1.59% 1.83% 1.54% 1.23% Net interest income, reported $ 82,378 $ 96,191 $ 107,990 $ 124,166 $ 1 37,786 Net interest income, tax equated $ 84,523 $ 98,582 $ 110,835 $ 127,530 $ 1 40,588 Noninterest income 28,042 36,161 38,193 44,202 4 1,861 Legal settlement income - - - (8,375) - Net loss (gain) on asset/security sales (25) 511 (757) 435 883 Net (gain) on commercial loan sale - - - - - Gain on sale of credit card portfolio - - (239) - (915) Adjusted noninterest income 28,017 36,672 37,197 36,262 4 1,829 Net interest income and noninterest income adjusted 112,540 135,254 148,032 163,792 182,417 Noninterest expense less intangible amortization 63,589 70,001 77,817 92,438 108,361 Charitable donation - - - 6,000 - Contingent legal settlement expense - - - 2,075 785 Employee severance - - - - 1,010 Acquisition related costs 187 3,223 7,109 4,070 5 ,475 FHLB prepayment penalties - - 2,129 - - Adjusted noninterest expense 63,402 66,778 68,579 80,293 1 01,091 Reported efficiency ratio (tax equivalent basis) 56.38% 52.55% 51.13% 53.68% 59.24% 19 Efficiency ratio excluding certain items 56.34% 49.37% 46.33% 49.02% 55.42%

Appendix – Non GAAP Reconciliations 2019 2020 2021 2022 2023 Total assets $ 2,449,158 $ 3,071,148 $ 4,142,749 $ 4,082,200 $ 5 ,078,350 Less goodw ill and other intangibles 42,645 49,617 102,606 101,666 1 90,287 Tangible Assets $ 2,406,513 $ 3,021,531 $ 4,040,143 $ 3,980,534 $ 4 ,888,063 Gross unrealized losses $ 12,438 $ 27,889 $ 11,718 $ (266,487) $ (217,140) Tangible assets less gross unrealized gains (losses) $ 2,394,075 $ 2,993,642 $ 4,028,425 $ 4,247,021 $ 5 ,105,203 Stockholders' Equity $ 299,309 $ 350,097 $ 472,432 $ 292,295 $ 404,415 Less goodw ill and other intangibles 42,645 49,617 102,606 101,666 1 90,287 Tangible common equity 256,664 300,480 369,826 190,629 2 14,128 Accumulated othe comprehensive income (loss) (AOCI) 9,826 22,032 9,295 (210,490) (172,554) Tangible common equity less AOCI $ 246,838 $ 278,448 $ 360,531 $ 401,119 $ 3 86,682 Equity to assets 12.22% 11.40% 11.40% 7.16% 7.96% Tangible equity to tangible assets 10.67% 9.94% 9.15% 4.79% 4.38% Tangible equity less AOCI to tangible assets less gross unrealized gains (losses) 10.31% 9.30% 8.95% 9.44% 7.57% 20